                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: April 18, 2003




                       Florida East Coast Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)






        Florida                         001-82728                    59-2349968
        -------                         ---------                    ----------
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer Identification
of Incorporation)                                                      Number)



One Malaga Street, St. Augustine, Fl                            32084
(Address of Principal Executive Offices)                      (Zip Code)


                                 (904) 826-2398
                         (Registrants Telephone Number)

Item 9.   Regulation FD Disclosure

         On April 18, 2003, each of the Chief Executive Officer, Robert W. Anestis, and the Chief Financial Officer, Richard G. Smith, of Florida East Coast Industries, Inc. (FECI) made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying FECI's Annual Report on Form 10-K/A for the year ended December 31, 2002. A copy of the certifications is attached hereto as an Exhibit.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Registrant:  FLORIDA EAST COAST INDUSTRIES, INC.
Date:        April 18, 2003
                                                By: /s/ Heidi J.Eddins
                                             Title: Executive Vice President,
                                                    Secretary & General Counsel

Exhibit 99.1



                                                       [FLORIDA EAST COAST LOGO]
April 18, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         In connection with the Annual Report on Form 10-K/A, for the year ended December 31, 2002 (the "Report") of Florida East Coast Industries, Inc. (the "Company") the certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with
Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 10-K/A (the "Report").

         Robert W. Anestis, the Chief Executive Officer and Richard G. Smith, the Chief Financial Officer of Florida East Coast Industries, Inc., each certifies that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Florida East Coast Industries, Inc.


                                                    /s/ Robert W. Anestis
                                                    ---------------------------
                                                    Robert W. Anestis
                                                    Chief Executive Officer


                                                    /s/ Richard G. Smith
                                                    ---------------------------
                                                    Richard G. Smith
                                                    Chief Financial Officer